UNITED STATES

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Washington, D.C. 20549

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Victory Commercial Management, Inc.
(Name of Registrant As Specified In Its Charter)

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VICTORY COMMERCIAL MANAGEMENT, INC.

424 Madison Ave., Suite 1002

New York, NY 10017

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF

A MAJORITY OF THE OUTSTANDING VOTING STOCK OF

VICTORY COMMERCIAL MANAGEMENT, INC.

This notice and accompanying Information Statement are furnished to the holders of shares of the common stock, par value $0.0001 per share, of Victory Commercial Management, Inc., a Nevada corporation (“we,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below.

On October 1, 2020, the Board of Directors (the “Board”) and all the stockholders (the “Consenting Stockholders”) holding an aggregate of 21,711,000 shares of common stock, representing 100% of the total issued and outstanding shares as of October 1, 2020 took action by written consent to approve entry into a sale and purchase agreement (the “Agreement”, a copy of which is attached hereto as Annex A), with Victory Commercial Investment Ltd., a BVI limited liability company and the wholly-owned subsidiary of the Company (“VCI”) and Sino Pride Development (HK) Limited, a private company limited by shares incorporated in Hong Kong (the “Purchaser”), to sell all the equity interest in Sino Pride Development Limited (“Sino Pride”), a Hong Kong company and wholly-owned subsidiary of VCI, to the Purchaser, in exchange a total consideration of HK$1.00 (the “Disposition of Sino Pride”). The Disposition of Sino Pride includes the sale all of the equity interest of Sino Pride’s then subsidiaries (immediately after the restructuring transaction as disclosed below), including Dalian Victory Plaza Development Co., Ltd., a PRC company, and Dalian Victory Business Management Co., Ltd., a PRC company.

On October 1, 2020 and immediately prior to the Disposition of Sino Pride, Sino Pride entered into a sale and purchase agreement with Hong Kong Sino Pride Development Limited (“HK SP”) to sell all the equity interests in Dalian Victory Property Management Co., Ltd. (“DVPM”), a PRC company and a subsidiary of Sino Pride, to HK SP, for a total consideration of HK$1.00. Concurrently, VCI entered into a sale and purchase agreement with the shareholder of HK SP to purchase all the equity interests in HK SP for HK$1.00. Prior to the transaction, HK SP was controlled by our CEO and formed for the purpose of completing the restructuring transaction. After the transactions, VCI owns all the equity interests in HK SP which in turn owns all the equity interests of DVPM (“Restructuring of DVPM”).

Stockholders of record at the close of business on October 1, 2020 are entitled to receive this notice. Because this action has been approved by the holders of at least a majority of the voting power of our voting stock, no proxies were or are being solicited. As of October 1, 2020, we had 21,711,000 shares of common stock issued and outstanding.

Attached hereto for your review is an Information Statement relating to the actions described therein. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

By Order of the Board of Directors,

October 22, 2020	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer, Treasurer and Chairman

VICTORY COMMERCIAL MANAGEMENT, INC.

424 Madison Ave., Suite 1002

New York, NY 10017

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND YOU

ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about October 22, 2020, to the stockholders of record, as of October 1, 2020 (the “Record Date”), of Victory Commercial Management, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”). This Information Statement is being circulated to advise stockholders of certain actions already approved and taken without a meeting by written consent of stockholders who hold a majority of the voting power of our voting stock.

On October 1, 2020, the Board of Directors (the “Board”) and all the stockholders (the “Consenting Stockholders”) holding an aggregate of 21,711,000 shares of common stock, representing 100% of the total issued and outstanding shares as of October 1, 2020 took action by written consent to approve entry into a sale and purchase agreement (the “Agreement”, a copy of which is attached hereto as Annex A), with Victory Commercial Investment Ltd., a BVI limited liability company and the wholly-owned subsidiary of the Company (the “VCI”) and Sino Pride Development (HK) Limited, a private company limited by shares incorporated in Hong Kong (the “Purchaser”), to sell all the equity interest in Sino Pride Development Limited (“Sino Pride”), a Hong Kong company and wholly-owned subsidiary of VCI, to the Purchaser, in exchange a total consideration of HK$1.00 (the “Disposition of Sino Pride”). The Disposition of Sino Pride includes the sale all of the equity interest of Sino Pride’s then subsidiaries (immediately after the restructuring transaction as disclosed below), including Dalian Victory Plaza Development Co., Ltd., a PRC company, and Dalian Victory Business Management Co., Ltd., a PRC company.

On October 1, 2020 and immediately prior to the Disposition of Sino Pride, Sino Pride entered into a sale and purchase agreement with Hong Kong Sino Pride Development Limited (“HK SP”) to sell all the equity interests in Dalian Victory Property Management Co., Ltd. (“DVPM”), a PRC company and a subsidiary of Sino Pride, to HK SP, for a total consideration of HK$1.00. Concurrently, VCI entered into a sale and purchase agreement with the shareholder of HK SP to purchase all the equity interests in HK SP for HK$1.00. Prior to the transaction, HK SP was controlled by our CEO and formed for the purpose of completing the restructuring transaction. After the transactions, VCI owns all the equity interests in HK SP which in turn owns all the equity interests of DVPM (“Restructuring of DVPM”).

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and our Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDER

On October 1, 2020, the Board, a special committee consisting of members of our Audit Committee, and the Consenting Stockholders approved the Disposition of Sino Pride. The Consenting Stockholders and its approximate ownership percentage of our voting stock as of October 1, 2020, which constituted all of the voting rights under our Bylaws, were as follows:

Name of Beneficial Holders	Shares Beneficially Held	Percent of Total Shares Outstanding(1)
Alex Brown (2)	20,700,000	95.34%
Other consenting shareholders	1,011,000	4.66%
Total	21,711,000	100%

(1)	Calculated based on the 21,711,000 shares of common stock issued and outstanding as of October 1, 2020.
(2)	Alex Brown indirectly owns and controls 20,700,000 shares of common stock through his 100% ownership of Victory Commercial International Ltd., a British Virgin Islands company which is the sole member of Skyview Holdings LLC, a Wyoming limited liability company, who is the record holder of 20,700,000 shares of common stock.

PROPOSALS BY SECURITY HOLDERS

The Board knows of no other matters or proposals other than the actions described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s common stock.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement. The Nevada Revised Statutes do not provide for dissenters’ rights of appraisal in asset sales transactions unless a corporation’s certificate of incorporation expressly provides for those rights. Our Articles of Incorporation do not provide for appraisal rights under these circumstances.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, our authorized securities consist of 600,000,000 shares of common stock with a par value of $0.0001 per share. As of the Record Date, there were 21,711,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote per share.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTERS DESCRIBED HEREIN.

STOCKHOLDERS’ RIGHTS

The elimination of the need for a special meeting of the stockholders to approve the actions described in this Information Statement is authorized by Section 78.320(2) of the Nevada Revised Statutes (“NRS”). NRS 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting, before or after the action, if a written consent thereto is signed by the stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action disclosed herein as quickly as possible in order to accomplish the purposes of our Company, we chose to obtain the written consent of a majority of our voting power to approve the action described in this Information Statement.

DISPOSITION OF SINO PRIDE

General

On October 1, 2020, we entered into a sale and purchase agreement VCI and the Purchaser, to sell all the equity interest in Sino Pride to the Purchaser, for a nominal consideration of HK$1.00. The Disposition of Sino Pride includes the sale all of the equity interest of Sino Pride’s then subsidiaries (immediately after the restructuring transaction as disclosed below), including Dalian Victory Plaza Development Co., Ltd., a PRC company, and Dalian Victory Business Management Co., Ltd., a PRC company.

In making its decision, the Board took into account, among other things: the fact that Sino Pride and its subsidiaries have accumulated significant deficit and have large defaults with the local bank which concerns the Company’s on-going financial conditions. In addition, there are over 500 lawsuits against the entities as a result of which we accrued litigation payable of $87,804,216 as of June 30, 2020. The Board also considered the weaken business outlook of Sino Pride and its subsidiaries due to the COVID-19 outbreak.

Restructuring of DVPM

On October 1, 2020 and immediately prior to the Disposition of Sino Pride, Sino Pride entered into a sale and purchase agreement with HK SP to sell all the equity interests in DVPM to HK SP, for a total consideration of HK$1.00. Concurrently, VCI entered into a sale and purchase agreement with the shareholder of HK SP to purchase all the equity interests in HK SP for HK$1.00. Prior to the transaction, HK SP was controlled by our CEO and formed for the purpose of completing the restructuring transaction. Prior to the restructuring, DVPM was our indirect subsidiary owned through Sino Pride. After the restructuring, DVPM is no longer a subsidiary of Sino Pride but continued to be our indirect subsidiary owned through HK SP, which is now a wholly-owned subsidiary of VCI.

Description of Sino Pride’s Business

Sino Pride is a Hong Kong company, incorporated on May 26, 1989. Sino Pride is a holding company that directly owns an 80% equity interest in Dalian Victory Plaza Development Co., Ltd. (“DVPD”) and directly owns a 95% equity interest in Dalian Victory Business Management Co., Ltd. (“DVBM”), after the Restructuring of DVPM.

DVPD was incorporated as a Sino-foreign cooperative joint venture on March 29, 1993 under the PRC laws. Sino Pride owns 80% equity interest of DVPD while Dalian Victory Development Co., Limited (“DVDC”), a state-owned enterprise in China, owns a 20% equity interest in DVPD.

DVBM was incorporated as a joint venture on September 12, 2000 under the laws of the PRC. Sino Pride owns a 95% equity interest in DVBM and DVPD owns a 5% equity interest in DVBM.

Through Sino Pride, the Company primarily engages in the business of commercial real estate lease and management with a multi-functional shopping center in Dalian, Liaoning Province of China. DVBM focuses on providing day-to-day management operations of Victory Plaza which is to be renovated pursuant to the Company’s business plan. DVPD is focused on rental income.

Suspension of the Renovation of Victory Plaza

We initially planned to renovate and upgrade Victory Plaza to become a large-sized multifunctional shopping center, which would differ significantly from a traditional retail shopping center. Under the renovation plan, the direct renovation cost including the construction, regulatory approval, labor and administration & miscellaneous is estimated at $11.2 million. We would need an additional $83.9 million to buy back the properties that we sold to third parties with the buy-back option in order to conduct our renovation. The total anticipated cost to complete the buy-backs and renovation is approximately $95.1 million. Prior to the Disposition of Sino Pride, we have not obtained any loans to be used for direct renovation.

In addition, as a result of the outbreak of COVID-19 in China, the local market condition for shopping malls have substantially changed which brings uncertainty that if such renovation is completed, we would be able to generate sufficient revenue to pay off the costs and expenses associated with the renovation and provide us sustainable income for future development, not to mention the negative impact by COVID-19 to our current operation and liquidity.

Based on current market conditions, the Company’s liquidity and potential of future financing, the renovation is temporarily suspended.

Background and Reasons for the Disposition of Sino Pride and its Subsidiaries

In making the decision to dispose Sino Pride and its subsidiaries, we take into account the net loss, the financial obligations and potential liabilities from the litigations as a result of the operations of Sino Pride and the future economic and continued cash flows of such operations.

We conducted all our operations through Sino Pride. The Company had a net loss of $1,656,371 and $5,850,810 for the three months ended June 30, 2020 and 2019, respectively; a net loss of $4,080,833 and $7,516,742 for the six months ended June 30, 2020 and 2019, respectively; and has accumulated deficit of $207,104,990 at June 30, 2020.

As of June 30, 2020, we had total outstanding loans payable to Harbin Bank (the “Bank”) of $65,880,302. We are in default of three loans with the Bank in the aggregate amount of approximately $7.5 million. These loans are secured by certain assets of the Company.

As of June 30, 2020, the Company had property financing agreements payable of $72,961,523, lease liabilities payable of $379,684, expired lease-back payables of $5,431,553, guaranteed rent payable of $278,435, and buy-back payables of $4,086,077. As of June 30, 2020, there were 579 lawsuits against the Company in Dalian City, China. Litigants claimed that the Company did not buy back the property pursuant to the sales contract or the Company did not pay the promised lease-back rent on time. These claims amounted to $24,580,425 (RMB 173,891,761 translated at June 30, 2020 exchange rate). In connection with the progress of these cases, the Company accrued $4,666,944 for possible extra litigation charges.

These lawsuits are mostly caused by the failure of DVPD who fails to buy back the properties when requested to or to pay rents for certain lease-back stores. Subsequently, certain stores owned by DVPD have been frozen from transfer or disposition by the courts. DVPD has been prohibited from free transfer, disposal, and pledge of its equity interest in DVBM which accounts for 5% in DVBM from March 2, 2017 to March 1, 2019. The 5% equity interest in DVBM is still restricted currently. In addition, DVPD has been listed as a “dishonest debtor” by the local courts in the PRC. Once listed as a dishonest debtor, DVPD can be subject to certain restrictions in connection with commercial loans at the banks’ discretion; the purchase or transfer of properties and land use rights; and upgrade or renovation of properties. In addition, the bank accounts of DVPD are frozen by the courts which allow the inflow of cash to its bank accounts but prohibit the outflow of cash.

Management believes that the recorded total property financing agreements payable, buy-backs payable, lease-back liabilities payable, guarantee rent payable, expired lease payable liabilities, and litigation payable of $87,804,216 is a reasonable estimation.

In order to continue as a going concern, the Company will need, among other things, an additional capital injection and/or additional financing and the continued forbearance of its lender not to foreclose on their loans that are in default. Management’s plans to obtain such funds for the Company include (1) obtaining capital from the sale of its stock (2) short-term and long-term borrowings from banks and third-parties, and (3) short-term borrowings from stockholders or other related parties when needed.

As a result of the coronavirus pandemic, our DVPD operations in Dalian were closed from January 25, 2020 until March 5, 2020, which has adversely affected our operating revenues and cash flow in the first quarter of 2020. Moreover, after reopening of the shopping mall, we have fewer shoppers and tenants in the shopping mall due to the continued effect of COVID-19 and we cannot predict the full extent to which the COVID-19 pandemic will impact our business or operating results, which is highly dependent on inherently uncertain future developments, including the severity of COVID-19 and actions taken by the PRC government and private businesses in relation to COVID-19 containment. Additionally, even if the Company does raise sufficient capital to support its operations, there can be no assurance that we could generate sufficient revenues to become profitable.

In addition, as described above under “Description of Sino Pride’s Business”, we have suspended the renovation of Victory Plaza which was part of a key focus of our original business plan, due to the COVID-19 and our financial conditions.

As a result, VCI decided to dispose all its equity interests in Sino Pride and therefore to dispose all assets and liabilities of Sino Pride, DVPD and DVBM. The Purchaser had no relationship or affiliation with us or Alex Brown prior to the above transaction.

Consideration of the Disposition of Sino Pride

We decided to sell all the equity interests in Sino Pride for a nominal consideration of HK$1.00. We believe that the consideration is fair given the net loss, accumulated deficit, financing payables with the banks and litigation payables as discussed above.

Effects of the Disposition of Sino Pride

Immediately prior to the Restructuring of DVPM and Disposition of Sino Pride, our corporate structure was as follows:

After completion of the Restructuring of DVPM and Disposition of Sino Pride, our corporate structure is as follows:

Procedure for Effecting the Disposition of Sino Pride

Sino Pride is in the process of filing the necessary documents with the regulatory authority in Hong Kong.

Vote Required

Pursuant to NRS 78.385 and 78.390, the approval of the Disposition of Sino Pride required a majority of our outstanding voting capital stock. As discussed above, the Consenting Stockholders has consented to the Sino Pride Shares.

BUSINESS DESCRIPTION

After the Disposition of Sino Pride, we will be conducting our business through our PRC subsidiary Dalian Victory Property Management Co., Ltd., or DVPM. DVPM was incorporated on June 6, 2018 as limited liability company under the laws of the PRC. DVPM was formed as a property management company and is located at No. C076, Floor 3, No. 28 Victory Square, Zhongshan District, Dalian City, Liaoning Province, China.

DVPM has established cooperative relationships with Dalian Victory Plaza Development Co., Ltd. (“DVPD”) and Dalian Victory Business Management Co., Ltd. (“DVBM”). We will contract part of DVPD’s operation and management projects and rent DVPD’s stores.

The contracting works include:

(i)	assisting with the operation and management of the shopping mall and recruiting senior consultants for the marketing and promotion schemes;

(ii)	maintaining and managing the construction facilities and equipment in designated public areas, including but not limited to water supply, power supply, HVAC system, drainage system, public area lighting, pipeline raft foundations, and the overall management of civil engineering and decoration;

(iii)	using, maintaining, and managing auxiliary building facilities and equipment, including but not limited to temporary public facilities, light poles, advertising light boxes, computer rooms, stairs and escalators’ internal and external facades, etc.;

(iv)	being responsible for public sanitation, including the garbage disposal, daily cleaning, pest control, landscaping;

(v)	maintaining the public order, including security monitoring and inspections as well as supervision of the property management regulations to ensure its compliance and asset safety; and

(vi)	collecting property management fees, special maintenance funds and other fees from owners and property users.

We also rent DVPD’s stores with the right to sublease. The Company has rented (i) the retail stores (including floats, wall cabinets, counters, etc.) located in Dalian Victory Plaza and public areas including the central lobby, open-air plaza areas, promenades, aisles, etc.; (ii) all advertising spaces and lightboxes, including but not limited to advertising spaces on the exterior façade and in the stores, the interior wall, the light column boxes, etc.; and (iii) all equipment and supporting facilities within the scope of the lease, which could be used by us for free.

In the future, we plan to expand our business in property leasing and property management services through contracting with other commercial properties such as service apartments, shopping malls, office buildings, and warehouses.

RISK FACTORS AND CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Please note that this Information Statement contains or incorporates by reference “forward-looking statements” and “forward-looking information” under applicable securities laws. These forward-looking statements include, but are not limited to, statements about the Conversion and our plans, objectives, expectations and intentions with respect to future operations, including the benefits or impact described in this Proxy Statement that we expect to achieve as a result of the Conversion. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “continues,” “may,” “intends,” “plans” or similar expressions in this Proxy Statement or in the documents incorporated by reference. Any forward-looking statements in this Proxy Statement reflect only expectations that are current as of the date of this Proxy Statement or the date of any document incorporated by reference in this document, as the case may be, are not guarantees of performance, and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our ability to control. Further, these forward-looking statements are based on assumptions with respect to business strategies and decisions that are subject to change. Actual results or performance may differ materially from those we express in our forward-looking statements. Except as may be required by applicable securities laws, we disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

Set forth below, we have identified the factors, among others, that you should consider before making a decision on whether or not to vote in favor of the proposal to adopt the Conversion Agreement, and we have identified certain of the risks that could cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein. You should consider these risks when deciding how to vote. In addition, you should also review carefully the risks affecting our business generally that could also cause our actual plans or results to differ materially from those included in the forward-looking statements contained or incorporated by reference herein.

We may be subject to securities litigation, which is expensive and could divert our attention.

We may be subject to securities class action litigation in connection with the Disposition of Sino Pride. Securities litigation against us could result in substantial costs and divert our management’s attention from our operations, which could harm our business and increase our expenses.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements are based upon our historical consolidated statements, adjusted to give effect to the Disposition of Sino Pride and its subsidiaries. These unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as initially filed with the SEC on May 29, 2020 and amended on July 10, 2020, and the Quarterly Reports on Form 10-Q for the interim periods ended June 30, 2020 filed with the SEC on August 14, 2020.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF JUNE 30, 2020

							Proforma
		Adjustments to	Adjustments to	Adjustments			subsequent to
		Remove	Remove	to		Adjustments	Proposed
	2020 10Q	DVPD	DVBM	Remove SP	Adjustments	Note	Spinoffs
	(Reviewed)
ASSETS
CURRENT ASSETS :
Cash and cash equivalents	$176,667	$56,332	$56,827	$19,068	$160	(A)	$44,280
Restricted cash	26,788	26,788					-
Tenant and sundry receivables, net of allowance for doubtful accounts	316,005	6,692	293,760		15,553	(B)	-
Prepaid expenses and other assets	466,422	78,272	266,554	197	(85)	(C)	121,484
TOTAL CURRENT ASSETS	985,882	168,084	617,141	19,265	15,628		165,764

Rental properties, net	20,543,684	20,543,684					-
Property and equipment, net	339,013	30,442	302,984	3,811			1,776
Intangible assets, net	14,919	14,570	349				-
ROU assets, net	348,448						348,448
SP-Investment				43,437,595	(43,437,595)	(C)	-
Capital Receivable			(264,940)	2,055	(16,115)	(C)	279,000
Intercompany Balance-SP				10,738,930	(10,738,930)	(C)	-
Loan and interest receivable, net	4,260,697		4,304,754		(44,057)	(D)	-
TOTAL ASSETS	$26,492,643	$20,756,780	$4,960,288	$54,201,656	$(54,221,069)		$794,988

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Bank loans payable, net (in default)	$7,511,591	$7,511,591					$-
Bank loans payable, net	58,483,681	58,368,711					114,970
Accounts payable and accrued liabilities	12,232,367	6,587,727	5,284,529	186,144			173,967
Deferred revenue	3,783,314	2,082,918	1,700,396				-
Lease liabilities payable-current	17,768	17,768					-
TOTAL CURRENT LIABILITIES	82,028,721	74,568,715	6,984,925	186,144	-		288,937

Property financing agreements payable	72,961,523	72,961,523					$-
Lease liabilities payable-non current	361,916						361,916
Other payables	19,594,756	18,454,205	1,140,550				1
Loans payable to related parties	12,382,578	10,425,760			-		1,956,818
Due to shareholder	66,396,293			66,396,293			-
Intercompany account					-		-
Interest payable to related parties	11,603,503	26,974,828	8,109,003		(23,480,328)		-
TOTAL LIABILITIES	265,329,290	203,385,031	16,234,478	66,582,437	(23,480,329)		2,607,673

	-	-	-	-	-
DEFICIT:
Common stock, $0.0001 par value, 600,000,000 shares authorized; 21,711,000
shares issued and outstanding at June 30, 2020	2,171						2,171
Paid-in capital	11,827,188	34,000,000	3,200,000	3,856,289	(30,240,000)	(C)	1,010,899
Accumulated deficit	(207,104,990)	(172,856,421)	(14,641,233)	(16,217,817)	(85)	(C)	(3,389,434)
Accumulated other comprehensive loss	(55,938)	(266,752)	167,043	(19,253)	(500,655)	(C)	563,679
Total stockholder’s deficit attributable to the Company’s common shareholders	(195,331,569)	(139,123,173)	(11,274,190)	(12,380,781)	(30,740,740)		(1,812,685)
Noncontrolling interest	(43,505,078)	(43,505,078)					-
TOTAL DEFICIT	(238,836,647)	(182,628,251)	(11,274,190)	(12,380,781)	(30,740,740)		(1,812,685)

TOTAL LIABILITIES AND DEFICIT	$26,492,643	$20,756,780	$4,960,288	$54,201,656	$(54,221,069)		$794,988
	-	-	-	-	-		-

Notes for Adjustments to unaudited Pro Forma Condensed Combined Balance Sheet.

(A)	Cash amount of $160 in DVPM represents cash collection on behave of DVPD and DVBM.
(B)	Amount of $15,553 in DVPM represents management fees collected through WeChat on behave of DVBM.
(C)	Adjustments represent eliminations for intercompany transactions or reclassification in 10Q.
(D)	Amount of 44,057 in DVPM represents loan payment received from ZKCZ on behave of DVBM.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

AUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF DECEMBER 31, 2019

							Proforma
		Adjustments to	Adjustments to	Adjustments			subsequent to
		Remove	Remove	to		Adjustments	proposed
	2019 10K	DVPD	DVBM	Remove SP	Adjustments	Note	spinoffs
	(Audited)
ASSETS
CURRENT ASSETS :
Cash and cash equivalents	122,884	$61,598	$41,655	$3,024	$819	(A)	$15,788
Restricted cash	27,223	27,223	-	-			-
Tenant and sundry receivables, net of allowance for doubtful accounts	469,317	19,467	449,850				-
Prepaid expenses and other assets	526,834	88,550	301,750	16,380	(85)	(B)	120,239
TOTAL CURRENT ASSETS	1,146,258	196,838	793,255	19,404	734		136,027
NON CURRENT ASSETS
Rental properties, net	$21,334,015	21,334,015	-				-
Property and equipment, net	430,063	57,885	356,672	13,336			2,170
Intangible assets, net	17,640	17,344	296				-
ROU assets, net	484,178	1,095	-	60,200			422,883
Loan and interest receivable	6,087,914	-	6,105,050	-	(17,136)	(C)	-
SP-Investment	-	-		43,235,652	(43,235,652)	(B)	-
Capital Receivable	-	-	(269,236)	2,045	(11,809)	(B)	279,000
Intercompany Balance-SP	-	-		10,141,056	(10,141,056)	(B)	-
TOTAL ASSETS	$29,500,068	$21,607,177	$6,986,037	$53,471,693	$(53,404,919)		$840,080

LIABILITIES AND DEFICIT
CURRENT LIABILITIES:
Bank loans payable, net - in default	$7,633,412	7,633,412					-
Accounts payable and accrued liabilities	8,938,941	4,431,135	4,121,396	163,429			222,981
Deferred rental income	3,882,434	2,208,236	1,674,198				-
Lease liabilities payable-current	22,755	22,755					-
TOTAL CURRENT LIABILITIES	20,477,542	14,295,538	5,795,594	163,429	-		222,981
NON CURRENT LIABILITIES:
Bank loans payable, net	59,288,001	59,288,001					-
Property financing agreements payable	77,464,781	77,464,781					-
Lease liabilities payable-non current	498,509	-	-	62,024			436,485
Other payables	19,906,698	18,878,081	1,028,616		1	(B)	-
Loans payable to related parties	11,934,791	10,594,843	-		-	(D)	1,339,948
Due to shareholder	65,931,644			65,931,644			-
Intercompany account	-	-	-	-			-
Interest payable to related parties	11,520,609	22,712,554	11,739,025	-	(22,930,970)	(B)	-
Total Liabilities	267,022,575	203,233,798	18,563,235	66,157,097	(22,930,969)		1,999,414

Deficit:
Victory Commercial Management Inc. Shareholder’s Deficit
Common stock, $0.0001 par value, 600,000,000 shares authorized; 21,711,000
shares issued and outstanding at December 31, 2019	2,171						2,171
Paid-in capital	11,827,188	34,000,000	3,200,000	3,856,289	(30,240,000)	(B)	1,010,899
Accumulated deficit	(203,808,349)	(169,168,605)	(14,759,238)	(16,581,676)	(85)	(B)	(3,298,745)
Accumulated other comprehensive loss	(2,242,729)	(3,157,228)	(17,960)	39,983	(233,865)	(B)	1,126,341
Total stockholder’s deficit attributable to the Company’s common shareholders	(194,221,719)	(138,325,833)	(11,577,198)	(12,685,404)	(30,473,950)		(1,159,334)
Noncontrolling interest	(43,300,788)	(43,300,788)					-
Total Deficit	(237,522,507)	(181,626,621)	(11,577,198)	(12,685,404)	(30,473,950)		(1,159,334)

TOTAL LIABILITIES AND DEFICIT	$29,500,068	$21,607,177	$6,986,037	$53,471,693	$(53,404,919)		$840,080
	-	-	-	-	-		-

Notes for Adjustments to audited Pro Forma Condensed Combined Balance Sheet.

(A)	Cash amount of $819 in DVPM represents cash collection on behave of DVPD and DVBM.
(B)	Adjustments represent eliminations for intercompany transactions or reclassification in 10K.
(C)	Amount of $17,136 in DVPM represents loan payment received from ZKCZ on behave of DVBM.
(D)	The ending amount of $1,339,948 in VCM represents the amount of due to related-individual as disclosed in 2019 10K footnote 15(on page F-30).

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES

VICTORY COMMERCIAL INVESTMENT INC AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2020

							Proforma
							subsequent
		Adjustments	Adjustments	Adjustments			to
	2020 10Q	to Remove DVPD	to Remove DVBM	to Remove SP	Adjustments	Note	proposed spinoffs
	(Reviewed)
Revenues
Rental income	$974,462	$974,462					$-
Management fee income	1,911,601		1,911,601				-
Other income	228,343		228,343				-
Total revenues	3,114,406	974,462	2,139,944	-			-

Operating expenses
Selling expenses	1,894,867	13,252	1,881,615				-
Depreciation and amortization	553,882	496,064	47,842	9,585			391
Payroll and payroll related expenses	627,284	29,923	134,227	138,875			324,259
Business taxes	232,915	191,745	41,170				-
Lease expenses	120,122	(3,525)		17,116			106,531
Other general and administrative expenses	342,886	(106,625)	194,862	15,239			239,410
Total operating expenses	3,771,956	620,834	2,299,716	180,815			670,591

Loss from operations	(657,550)	353,628	(159,772)	(180,815)			(670,591)

Other income (expense)
Interest income	272,527	83	272,444	535,374	(535,374)	(A)	-
Interest - loans	(2,010,258)	(2,010,258)					-
Interest - ROU and other capitalized liabilities	(1,089,015)	(1,089,015)					-
Interest - related parties	(266,393)	(801,571)		(196)	535,374	(A)	-
Gain (loss) from foreign currency transactions	(367,986)	(367,986)					-
Other income	37,842	23,013	5,333	9,496			-
Total other (expense), net	(3,423,283)	(4,245,734)	277,777	544,674			-

Loss before provision for income taxes	(4,080,833)	(3,892,106)	118,005	363,859			(670,591)
Provision for income taxes	-	-	-	-			-
Net Loss	(4,080,833)	(3,892,106)	118,005	363,859			(670,591)
Net loss attributable to noncontrolling interest	(784,192)	(785,367)	1,175				-
Net loss attributable to the Company’s common shareholders	$(3,296,641)	$(3,106,739)	$116,830	$363,859			$(670,591)

Per Common Share - basic and diluted:
Net loss per Company’s common share	$(0.15)						$(0.03)
Weighted-average shares outstanding, basic and diluted	21,711,000						21,472,792

Comprehensive income (loss)
Net loss	$(4,080,833)	$(3,892,106)	$118,005	$363,859			$(670,591)
Other comprehensive income (loss)
Foreign currency translation adjustments	2,766,693	2,645,230	180,697	(59,236)			2
Comprehensive (loss)	(1,314,140)	(1,246,876)	298,702	304,623			(670,589)
Comprehensive income(loss) attributable to non-controlling interest	579,902	578,052	1,850				-
Comprehensive (loss) attributable to the Company’s common shareholders	$(1,894,042)	$(1,824,928)	$296,852	$304,623			$(670,589)

Notes for Adjustments to unaudited Pro Forma Condensed Combined Balance Sheet.

(A)	Adjustments represent eliminations for intercompany transactions or reclassification in 10Q.

VICTORY COMMERCIAL MANAGEMENT INC. AND SUBSIDIARIES VICTORY COMMERCIAL INVESTMENT INC AND SUBSIDIARIES
AUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2019

							Proforma
							subsequent
		Adjustments	Adjustments	Adjustments			to
	2019 10K	to Remove DVPD	to Remove DVBM	to Remove SP	Adjustments	Note	proposed spinoffs
	(Audited)
Revenues
Rental income	$2,977,880	$2,977,880					-
Management fee income	4,470,061		$4,470,061				-
Other income	743,189		743,189				-
Total revenues	8,191,130	2,977,880	5,213,250	-			-

Operating expenses
Selling expenses	4,262,763	109,915	4,152,848				-
Depreciation and amortization	1,231,787	1,071,274	120,556	39,174			$783
Lease expenses	2,712	2,712					-
Payroll and payroll related expenses	1,954,530	66,503	395,899	818,492			673,636
Business taxes	476,211	381,386	94,775				50
Operating lease expenses	599,054			420,549			178,505
Other general and administrative expenses	4,051,445	91,442	3,148,141	153,242			658,620
Total operating expenses	12,578,502	1,723,232	7,912,219	1,431,457			1,511,594

Income Loss from operations	(4,387,372)	1,254,648	(2,698,969)	(1,431,457)			(1,511,594)

Other income (expense)
Interest income	725,778	169	725,607	1,079,874	(1,079,874)	(A)	2
Interest - loans	(4,147,614)	(4,147,614)					-
Interest - ROU and other capitalized liabilities	(2,773,739)	(2,773,739)					-
Interest - related parties	(537,210)	(1,616,247)		(837)	1,079,874	(B)	-
Gain (loss) from foreign currency transactions	(271,447)	(271,447)					-
Gain (loss) on disposal of fixed assets	119		1,924	(1,805)			-
Other income	276,564	261,493	15,071				-
Total other income (expense), net	(6,727,549)	(8,547,385)	742,602	1,077,232			2

Loss from operations before provision for income tax	(11,114,921)	(7,292,737)	(1,956,367)	(354,225)			(1,511,592)
Provision for income tax
Net Loss	(11,114,921)	(7,292,737)	(1,956,367)	(354,225)			(1,511,592)
Net loss attributable to noncontrolling interest	(1,495,208)	(19,829)	(1,475,379)				-
Net loss attributable to the Company’s common shareholders	(9,619,713)	(7,272,908)	(480,988)	(354,225)			(1,511,592)

Per Common Share - basic and diluted:	$(0.45)						$(0.07)
Net loss per Company’s common share	21,472,792						21,472,792
Weighted-average shares outstanding, basic and diluted *
Comprehensive income (loss)
Net loss	$(11,114,921)	$(7,292,737)	$(1,956,367)	$(354,225)			$(1,511,592)
Other comprehensive loss
Change in foreign currency translation adjustments	1,933,769	1,865,343	141,708	(73,282)			-
Total other comprehensive income (loss)	$(9,181,152)	$(5,427,394)	$(1,814,659)	$(427,507)			$(1,511,592)
Comprehensive income (loss) attributable to non-controlling interest	(1,058,691)	415,153	(1,473,844)				-
Comprehensive income (loss) attributable to the Company’s common shareholders	$(8,122,461)	$(5,842,547)	$(340,815)	$(427,507)			$(1,511,592)

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTER TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

●	Any director or officer of our Company,

●	Any person who has been a director or officer of our Company at any time since the beginning of the last fiscal year

●	Any proposed nominee for election as a director of our Company, and

●	Any associate or affiliate of any of the foregoing persons.

The stockholdings of our directors and officers are listed below in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” No director has advised us that he intends to oppose the Disposition of Sino Pride.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 1, 2020 by the following persons:

●	Each person known by the Company to beneficially own more than 5% of the Company’s outstanding common stock;

●	Each of the named executive officers (as defined in Item 402 of Regulation S-K);

●	Each of our directors, and

●	All of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from October 1, 2020, and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from October 1, 2020.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)
Alex Brown(2)	20,700,000	95.34%
Jiang Wang	0	-
Guiqing Liu	0	-
All directors and executive officers as a group (3 persons)	20,700,000	95.34%
5% Shareholders:
Skyview Holdings LLC(2)	20,700,000	95.34%

(1)	Based on 21,711,000 shares of Common Stock outstanding as of the date hereof.

(2)	Alex Brown indirectly owns and controls 20,700,000 shares of Common Stock through his 100% ownership of Victory Commercial International Ltd., a British Virgin Islands company which is the sole member of Skyview Holdings LLC, a Wyoming limited liability company, who is the record holder of 20,700,000 shares of Common Stock.

Changes in Control

We are unaware of any contract of other arrangement the operation of which may at a subsequent date result in a change of control of our Company.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to Victory Commercial Management, Inc., 424 Madison Ave., Suite 1002, New York, NY 10017, Attn: Alex Brown, Chief Executive Officer, or by telephoning the Company at (212)-922-2199.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to Victory Commercial Management, Inc., 424 Madison Ave., Suite 1002, New York, NY 10017, Attn: Alex Brown, Chief Executive Officer, or by telephoning the Company at (212)-922-2199.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

VICTORY COMMERCIAL MANAGEMENT, INC.

October 22, 2020	/s/ Alex Brown
Alex Brown
President, Chief Executive Officer, Interim Chief Financial Officer and Principal Accounting Officer, Treasurer and Chairman

Annex A

DATED THE 1ST DAY OF OCTOBER 2020

Victory Commercial Investment Ltd.

(Vendor)

and

SINO PRIDE DEVELOPMENT (HK) LIMITED

(Purchaser)

and

Victory Commercial Management Inc.

(Vendor’s Parent)

SALE AND PURCHASE AGREEMENT

relating to

the sale and purchase of 100% of the issued shares of

SINO PRIDE DEVELOPMENT LIMITED

1

THIS SALE AND PURCHASE AGREEMENT (“this Agreement”) is made On THE

1ST DAY OF OCTOBER 2020

BETWEEN:-

(1)	Victory Commercial Investment Ltd., a BVI Business Company incorporated in the British Virgin Islands with Company Number 1950856, registered office situated at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, VG1110, British Virgin Islands (“the Vendor”);

(2)	SINO PRIDE DEVELOPMENT (HK) LIMITED, a private company limited by shares incorporated in Hong Kong with Company Number 2962728, registered office situated at Room 1301, 13/F., Tower A, New Mandarin Plaza, 14 Science Museum Road, TST East, Kowloon, Hong Kong (“the Purchaser”); and

(3)	Victory Commercial Management Inc., a Nevada company with its principal executive office located at 424 Madison Ave. Suite 1002, New York, NY 10017 USA (“the Vendor’s Parent”)

WHEREAS:-

(A)	The Company is a company incorporated in Hong Kong of which the number of issued ordinary shares is 30,000,000, with a total share capital of HK$30,000,000.00, and are fully paid up as at the date hereof. Details of the Company are set out in Schedule 1.

(B)	The Vendor is the registered and beneficial owner of the Sale Share.

(C)	The Vendor has agreed to sell and the Purchaser has agreed to purchase the Sale Share on the terms and conditions set out in this Agreement.

(D)	In consideration of the Purchaser agreeing to enter into this Agreement, the Vendor have agreed to give the Warranties, each subject to and upon the terms and conditions of this Agreement.

IT IS HEREBY AGREED BY THE PARTIES:-

1.	INTERPRETATION

(A)	In this Agreement and the recitals hereto, unless the context otherwise requires:-

“Business Day”	means a day (other than a Saturday, Sunday and public holiday) on which banks are open for business in Hong Kong;

“Company”	means SINO PRIDE DEVELOPMENT LIMITED, details of which are set out in Schedule 1;

“Completion”	means the completion of the sale and purchase of the Sale Share pursuant to Clause 6(A) and where the context requires also means the performance by the parties of their respective obligations in accordance with the provisions of Clause 6;

2

“Completion Date”	means a date mutually agreed to by the parties after all conditions are met but no later than 45 days after the date of this Agreement. Should such day fall on a Saturday, Sunday or a public holiday of Hong Kong, it shall mean the following day which is not a Saturday, Sunday or a public holiday of Hong Kong.

“Conditions”	means the conditions set out in Clause 2(A);

“Consent”	includes any licence, consent, approval, authorisation, permission, waiver, order, agreement, grant or exemption;

“HK$”	means Hong Kong dollars, the lawful currency of Hong Kong;

“Hong Kong”	means the Hong Kong Special Administrative Region of the PRC;

“Liability for Taxation”	(a)	a liability of the Company to make an actual payment in respect of any taxation;
	(b)	the loss of or failure to obtain (i) any relief, allowance, credit or deduction in respect of any Taxation (“Tax Relief”), or (ii) any right to repayment of Taxation (“Tax Repayment”), or (iii) the setting off against any profits of the Company of any Tax Relief, or (iv) the setting off against any liability for Taxation mentioned in (a) above of any Tax Repayment; and
	(c)	any reference to income, profits or gains earned, accrued or received shall include income, profits or gains deemed to have been or treated as or regarded as earned, accrued or received;

“Material Adverse Change”	means any change (or effect), the consequence of which is to materially and adversely affect the financial position, business or property, results of operations, business prospects or assets of the Company as a whole;

“Regulatory Bodies”	means the Stock Exchange and the Securities and Futures Commission (if necessary) and U.S. Securities and Exchange Commission and all filings with any relevant governmental or regulatory authorities and other relevant third parties in Hong Kong, the United States or elsewhere which are required or appropriate for the entering into and the implementation of this Agreement;

3

“Sale Share”	means 100% of the issued Shares of the Company;

“Share(s)”	means share(s) each in the capital of the Company;

“Stock Exchange”	means The Stock Exchange of Hong Kong Limited and the U.S. Securities and Exchange Commission; and

“Tax”	means (a) any form of tax whenever created or imposed and whether of Hong Kong or elsewhere, payable to or imposed by any taxation authority and includes profits tax, provisional profits tax, interest tax, salaries tax, property tax, tax on income, corporation tax, advance corporation tax, national insurance and social security contributions, capital gains tax, inheritance tax, capital transfer tax, development land tax, customs, excise and import duties, goods and services tax, ad valorem tax, estate duty, capital duty, stamp duty, payroll tax and other similar liabilities or contributions and any other taxes, levies, duties, charges, imposts, mandatory pension fund contributions or withholdings similar to, corresponding with, or replacing or replaced by any of the foregoing; and (b) all charges, interest, penalties and fines, incidental or relating to any taxation falling within (a) above, and “Taxation” shall have the corresponding meaning;

“Warranties”	means the representations, warranties and undertakings on the part of the Vendor given pursuant to Clause 5 and in Schedule 2.

(B)	In this Agreement, words importing the singular include the plural and vice versa, words importing gender or the neuter include both genders and the neuter and references to persons include bodies corporate or unincorporate.

(C)	References in this Agreement to statutory provisions are references to those provisions as respectively amended, extended or re-enacted from time to time (if and to the extent that the provisions as amended, extended or re-enacted are for the purposes hereof equivalent to those provisions before such amendment, extension or re-enactment) and shall include any provision of which there are re-enactments (if and to the extent aforesaid) and any subordinate legislation made under such provisions.

(D)	References herein to “Clauses”, “Schedules” and “Annexures” are to clauses of and schedules and annexures to this Agreement respectively and a reference to this Agreement includes a reference to each Schedule and to any Annexures hereto.

(E)	The headings in this Agreement are for convenience only and shall not affect its interpretation.

(F)	The expressions “Vendor” and the “Purchaser” shall, where the context permits, include their respective successors, personal representatives and permitted assigns.

4

(G)	Any reference to a document in the “agreed form” is to a form of the relevant document which is in form and substance as may be approved by the Purchaser and the Vendor.

2.	CONDITIONS

(A)	The respective obligations of the parties to effect Completion shall be conditional upon the following conditions being fulfilled:-

(i)	no event having occurred since the date hereof to Completion, the consequence of which is to materially and adversely affect the financial position, business, property, results of operations or business prospects of the Company and such material adverse effect shall not have been caused;

(ii)	the Warranties remaining true, accurate and correct in all material respects;

(iii)	all Consents of the Regulatory Bodies having been given or made; all waiting periods required, if any, under the laws of Hong Kong, United States or any other relevant jurisdictions having expired or terminated; all applicable statutory or other legal obligations having been complied with; and receipt by the Purchaser of all necessary Consents in respect of the transactions contemplated under this Agreement.

(B)	The Vendor shall use all reasonable endeavours to ensure the fulfilment of the Conditions set out in Clauses 2(A).

3.	SALE AND PURCHASE

(A)	Subject to the terms and conditions of this Agreement, the Vendor shall sell as beneficial owner and the Purchaser shall purchase (or procure the purchase of) the Sale Share free from all rights of pre-emption, options, liens, claims, equities, charges, encumbrances or third-party rights of whatsoever nature and with all rights now or hereafter becoming attached thereto (including, the right to receive all dividends and distributions declared, made or paid on or after the date of this Agreement).

(B)	The consideration shall be HK$1.00 in total payable in cash. The Vendor hereby acknowledges receipt of the said consideration at the time of executing this Agreement.

4.	CONDUCT OF BUSINESS PRIOR TO COMPLETION

(A)	The Vendor undertake to the Purchaser that the business of the Company will be operated in a normal and prudent basis and in the ordinary course of day-to-day operations and that it will not do or omit to do (or allow to be done) or to be omitted to be done any act or thing (in either case whether or not in the ordinary course of day-to-day operations) which is material without the prior written consent of the Purchaser.

5

4A.	DUE DILIGENCE

(A)	The Purchaser has carried out a legal, financial and technical due diligence review and investigation on the assets, liabilities, financial position, business, operations and affairs and the structure of the Company. Without prejudice and subject to Clauses 3 and 5, the Purchaser hereby confirms:

(i)	it is fully satisfied with the results of such due diligence review and investigation;

(ii)	it fully accepts the status quo of the assets, liabilities, financial position, business, operations and affairs and the structure of the Company; and

(iii)	its intention to purchase the Sale Share on the terms and conditions set out in this Agreement.

5.	REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

(A)	The Vendor hereby represent, warrant and undertake to the Purchaser as at the date of this Agreement and the date of Completion in the terms set out in Schedule 2 and acknowledge that the Purchaser in entering into this Agreement is relying on such representations, warranties and undertakings and the Purchaser shall be entitled to treat the same as conditions of this Agreement.

(B)	Insofar as the Warranties relate in whole or in part to material matters of fact they shall constitute representations upon which the Purchaser has entered into this Agreement and each of the Warranties (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Warranties or any other term of this Agreement.

(C)	In addition to the Purchaser’s right to damages or any other right at common law in respect of any breach of the Warranties, the Vendor undertake with the Purchaser to hold the Purchaser indemnified against any loss or liability suffered by the Purchaser as a result of or in connection with any breach of any of the Warranties and in respect of any depletion in the assets of the Company occasioned or suffered in connection therewith or with the rectifying of any breach of the Warranties together with all costs, charges, interest, penalties and expenses incidental or relating thereto properly incurred.

(D)	The Vendor undertakes to timely notify the Purchaser in writing of any matter or thing of which they become aware which is or may be a material breach of or materially inconsistent with any of the Warranties before Completion.

(E)	The Vendor waives any and all claims which they might otherwise have against the Company in respect of the completeness or accuracy of any information supplied, or of any failure to supply information, by or on behalf of the Company or any director or employee thereof to the Vendor or any of their advisers in connection with this Agreement or otherwise.

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(F)	The Vendor shall not do, allow or procure any act or permit any omission by the Company before Completion which would constitute a breach of any of the Warranties in any material respect if they were given at the time of such act or omission or at Completion or which would make any of the Warranties inaccurate or misleading in any material respect if they were so given. The Vendor undertake to disclose to the Purchaser in writing any matter occurring prior to Completion which constitutes or may lead to a breach of or is inconsistent with any of the Warranties in any material respect or which may render any of the Warranties inaccurate or misleading in any material respect (or which would constitute a breach of or be inconsistent with any of the Warranties in any material respect , or renders any of them inaccurate or misleading in any material respect, if the Warranties were given at the time of such occurrence) immediately upon becoming aware of the same.

(G)	Where a Warranty is made or given “so far as the Vendor are aware”, such Warranty shall be deemed to be given to the knowledge, information and belief of the Vendor after making due and careful enquiries before giving such Warranty of the appropriate directors, employees and professional advisers to confirm the accuracy of each Warranty so given and having used all their reasonable endeavours to ensure that the matters so warranted by them are true and accurate in all respects.

(H)	If it is found on or prior to Completion that any of the Warranties is in any material respect untrue, incorrect or unfulfilled or if the Purchaser becomes aware of the occurrence of a Material Adverse Change (or its effect), the Purchaser shall be entitled by notice in writing to the Vendor to rescind this Agreement but (i) the failure by the Purchaser to exercise this right of rescission shall not constitute a waiver of any other rights of the Purchaser arising by reason of any breach of any of the Warranties and (ii) exercise of such right shall be without prejudice to any other rights and remedies the Purchaser may have hereunder.

(I)	The Vendor undertakes with the Purchaser to hold the Purchaser at all times indemnified against any Liability for Taxation which has arisen or may arise (or is deemed to have arisen) wholly or partly in respect of or in consequence of any event occurring or any income, profits or gains earned, accrued or received by the Company on or before the Completion Date, whether or not such taxation is chargeable against or attributable to any other person and against any costs, fees or expenses incurred in investigating, assessing or contesting that liability.

6.	COMPLETION

(A)	Subject to satisfaction of all the Conditions in full (save for any Condition the full compliance or satisfaction of which has been waived by the Purchaser) and the Purchaser’s rights under this Agreement, Completion shall take place on the Completion Date at such place and time as shall be mutually agreed by the parties hereto (time being of the essence) when all (but not part only) of the following businesses shall be transacted:-

(i)	the Vendor shall deliver to the Purchaser or his nominee:

(a)	instruments of transfer and sold notes in respect of the Sale Share duly executed on its behalf in favour of the Purchaser (or its nominee(s)) accompanied by the relevant certificate for the Sale Share;

(b)	certified true copies of any powers of attorney or other authorities (if any) under which the instruments of transfer and bought and sold notes in respect of the Sale Share have been executed;

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(c)	such other documents, if any, as may reasonably be required to give to the Purchaser and/or his nominee(s) good title to the Sale Share and to enable the Purchaser and/or his nominee(s) to become the registered holder(s) thereof;

(d)	business licence, minutes, books, other statutory books and records, constitutive documents, common seal and company chops of the Company, all accounts books and all documents and papers in connection with its affairs and all documents of title to its assets in so far as not already delivered to the Purchaser, including without limitation, all returns and correspondences of the Company with the relevant government departments;

(e)	such other documents as may be reasonably requested by the Purchaser in order to complete the transaction contemplated by this Agreement.

(f)	duly signed minutes of board meeting of the Company at which the transfer of the Sale Share to the Purchaser be approved and any director be authorized to register the Purchaser as a member of the Company and to issue share certificate evidencing the same;

(g)	duly signed minutes of board meeting of the Company at which this Agreement and the transactions contemplated thereunder be approved;

(ii)	the Vendor’s Parent shall deliver to the Purchaser or his nominee:

(a)	duly signed minutes of the board meeting of the Vendor’s Parent at which this Agreement and the transactions contemplated thereunder be approved; and

(b)	duly signed shareholder resolution of the Vendor’s Parent at which this Agreement and the transactions contemplated thereunder be approved.

(B)	The Purchaser shall not be obliged to complete this Agreement or perform any obligations hereunder unless the Vendor complies fully with the requirements of Clause 6(A). Without prejudice to any other remedies which may be available to the Purchaser hereunder, if any provision of this Clause 6 is not complied with by the Vendor on the Completion Date, the Purchaser may:-

(i)	defer Completion to a date falling not more than 28 days after the original Completion Date (and the provisions of this Clause 6 shall apply to the deferred Completion) provided that, time shall be of the essence as regards the deferred Completion and if Completion is not effected on such deferred date, the Purchaser may rescind this Agreement and claim damages from the Vendor; or

(ii)	proceed to Completion so far as practicable (but without prejudice to the Purchaser’s rights hereunder) insofar as the Vendor shall not have complied with its obligations hereunder; or

(iii)	treat this Agreement as terminated for breach by the Vendor of a condition of this Agreement.

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7.	CONFIDENTIALITY AND ANNOUNCEMENTS

(A)	Any party to this Agreement shall, and shall procure its associates and advisers, treat in confidence all non-public information regarding the matters disclosed in this Agreement (“Confidential Material”) subject to disclosure required by law or regulation. For the avoidance of doubt, the non-public information referred to herein does not include (i) any information that is in, or has, after the disclosure to or acquisition by such party, entered the public domain, or (ii) any information that is properly and lawfully in possession of such party prior to the time that it is disclosed hereunder.

(B)	No public announcement or communication of any kind shall be made in respect of the subject matter of this Agreement unless specifically agreed by the Purchaser or unless an announcement is required pursuant to relevant law or the requirements of the Stock Exchange.

8.	NOTICES

(A)	Each notice, demand or other communication given or made under this Agreement shall be in writing and delivered or sent by post or by email to the relevant party at its address or email address set out below (or such other address or email address as the addressee has by three (3) days’ prior written notice specified to the other parties):-

To Vendor :	Room 1301, 13/F., Tower A, New Mandarin Plaza, 14 Science Museum Road, TST East, Kowloon, Hong Kong
Attention:	Ying Hua Liu
Email address:	yinghua.liu@victoryglobalgroup.com

To Purchaser :	Room 1301, 13/F., Tower A, New Mandarin Plaza, 14 Science Museum Road, TST East, Kowloon, Hong Kong
Attention:	Ms. Chloe Kan
Email address:	info@sino-pride.com

To Vendor’s Parent:	424 Madison Ave. Suite 1002, New York, NY 10017
Attention:	Alex Brown
Email address:	alex@victoryglobalgroup.com

(B)	Any notice, demand or other communication so addressed to the relevant party shall be deemed to have been delivered (a) if given or made by letter shall be deemed received three (3) Business Days after the date of despatch; and (b) if given or made by email, when despatched.

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9.	MISCELLANEOUS

(A)	All provisions of this Agreement shall so far as they are capable of being performed or observed continue in full force and effect notwithstanding Completion except in respect of those matters then already performed.

(B)	If at any time one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect under the laws of any relevant jurisdiction, the validity, legality, enforceability or performance in that jurisdiction of the remaining provisions hereof or the validity, legality, enforceability or performance under the laws of any other relevant jurisdiction of these or any other provisions hereof shall not thereby in any way be affected or impaired.

(C)	Time shall be of the essence of this Agreement, both as regards the dates and periods specifically mentioned and as to any dates and periods which may, by agreement in writing between the parties hereto, be substituted therefor.

(D)	Each party shall bear its own legal and professional fees, costs and expenses incurred in connection with this Agreement.

(E)	This Agreement shall be binding on and shall ensure for the benefit of the successors and assigns of the parties hereto but shall not be capable of being assigned by the parties hereto without the prior written consent of the other.

(F)	This Agreement sets forth the entire agreement and understanding between the parties or any of them in relation to the sale and purchase of the Sale Share and the transactions contemplated by this Agreement and supersedes and cancels in all respects all previous agreements, letters of intent, correspondence, understandings, agreements and undertakings (if any) between the parties hereto with respect to the subject matter hereof, whether such be written or oral.

(G)	This Agreement may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart.

(H)	The parties shall do and execute or procure to be done and executed all such further acts, deeds, things and documents as may be necessary to give effect to the terms of this Agreement.

(I)	No waiver by any parties of this Agreement of any breach by any other party of any provision hereof shall be deemed to be a waiver of any subsequent breach of that or any other provision hereof and any forbearance or delay by the relevant party in exercising any of its rights hereunder shall not be constitute as a waiver thereof.

10.	GOVERNING LAW AND JURISDICTION

(A)	This Agreement is governed by and shall be construed in accordance with the laws of Hong Kong and the parties hereto hereby submit to the non-exclusive jurisdiction of the courts of Hong Kong in connection herewith.

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SCHEDULE 1

THE COMPANY

Name	:	SINO PRIDE DEVELOPMENT LIMITED

Company Number	:	0253599

Place of incorporation	:	Hong Kong

Date of incorporation	:	26 May 1989

Registered office	:	Room 1301, 13/F., Tower A, New Mandarin Plaza, 14 Science Museum Road, TST East, Kowloon, Hong Kong

Issued shares	:	30,000,000

Share capital	:	HK$30,000,000.00

Shareholder	:	Victory Commercial Investment Ltd.

Director	:	Alex Brown

[The remainder of this page is intentionally left blank]

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SCHEDULE 2

THE WARRANTIES

The Vendor hereby represents and warrants to the Purchaser that all representations and statements of fact set out in this Schedule 2 or otherwise contained in this Agreement are and will be true and accurate in all material respects as at the date hereof and as at Completion.

1.	Compliance with Legal Requirements and General Information

(A)	All corporate or other documents of the Company required to be filed or registered with the Regulatory Bodies have been duly filed as appropriate.

(B)	The statutory books and minute books of the Company have been properly written up.

(C)	The Vendor has full power to enter into this Agreement and to exercise their rights and perform their obligations hereunder and this Agreement will, when executed by the Vendor, be a legal, valid and binding agreement on them and enforceable in accordance with the terms hereof.

2.	Shares and Options

(A)	There is no option, right to acquire, mortgage, charge, pledge, lien or other form of security or encumbrance on, over or affecting any part of the issued or unissued share capital of the Company and there is no agreement or commitment to give or create any of the foregoing and no claim has been made by any person to be entitled to any of the foregoing which has not been waived in its entirety or satisfied in full.

3.	Litigation

(A)	The Company is not a party to any material litigation or arbitration proceedings or to any material disputes and no material litigation or arbitration proceedings are, to the Vendor’s knowledge, threatened or pending either by or against the Company and there are no facts known to the Vendor (having made all due enquiry) which might give rise to any such proceeding or to any dispute or to any payment otherwise than in the ordinary course of business and there are no unfulfilled or unsatisfied judgment or court orders against the Company.

4.	Insolvency

(A)	No order has been made or resolution passed for the winding up of the Company and there is not outstanding:-

(i)	any petition or order for the winding up of the Company;
(ii)	any receivership of the whole or any part of the undertaking or assets of the Company;
(iii)	any petition or order for the administration of the Company; or
(iv)	any voluntary arrangement between the Company and any of its creditors.

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IN WITNESS whereof the parties hereto have executed this Agreement the day and year first before written.

SIGNED by Alex Brown, director	) /s/ Alex Brown
for and on behalf of the Vendor	)
Victory Commercial Investment Ltd.	)
in the presence of:-)
)
)

SIGNED by Chen Fa, director	) /s/ Chen Fa
for and on behalf of the Purchaser	)
SINO PRIDE DEVELOPMENT (HK) LIMITED	) )
in the presence of:-)
)
)

SIGNED by Alex Brown, director	) /s/ Alex Brown
for and on behalf of the Vendor’s Parent	)
Victory Commercial Management Inc.	)
in the presence of:-)
)
)

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DATED THE 1ST DAY OF OCTOBER 2020

Victory Commercial Investment Ltd.

(Vendor)

and

SINO PRIDE DEVELOPMENT (HK) LIMITED

(Purchaser)

and

Victory Commercial Management Inc.

(Vendor’s Parent)

SALE AND PURCHASE AGREEMENT

relating to

the sale and purchase of 100% of the issued shares of

SINO PRIDE DEVELOPMENT LIMITED

C. L. CHOW & MACKSION CHAN

21st Floor, Tesbury Centre,

28 Queen’s Road East,

Hong Kong

Tel. No. : 2877 3318 / 2810 7979

Fax No. : 2877 2620 / 2845 2189

Ref. No. : JD/GE/45744/20

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